Exhibit 99.1

NEWS RELEASE

MVB Financial Corp. Announces Extension of Rights Offering

FAIRMONT, W.Va. (March 27, 2017) – MVB Financial Corp. (OTC Markets Group OTCQB: MVBF) (the “Company”) announced today that it has extended the expiration date for its rights offering from Friday, March 31, 2017 to Friday, April 14, 2017. The subscription rights issued by the Company may now be exercised at any time prior to 5:00 p.m., Eastern Time, on Friday, April 14, 2017. This extension is being offered to ensure adequate time for shareholders to make their investment decision.

Under the terms of the rights offering, the Company distributed, at no charge, non-transferable subscription rights to the holders of its common stock as of 5:00 p.m., Eastern time, on March 10, 2017. The subscription rights will be exercisable for up to a total of 434,783 shares of the Company’s common stock, subject to such terms and conditions as further described in the prospectus supplement and accompanying base prospectus (collectively, the “Prospectus”) relating to the rights offering.

During the extended subscription period for the rights offering, each holder of non-transferable subscription rights may exercise those rights that have not already been exercised. Other than the extension of the expiration date of the rights offering, all of the offering terms described in the Prospectus remain the same and apply during the extended subscription period of the rights offering.

The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (File No. 333- 208949), which was filed with the Securities and Exchange Commission (“SEC”) on January 11, 2016 and declared effective by the SEC on January 20, 2016 (the “Registration Statement”). This press release shall not constitute an offer to sell or a solicitation of an offer to buy shares of our common stock, nor shall there be any sale of such securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering of such securities may be made only by means of the Prospectus that is included as a part of the Registration statement.

About MVB Financial Corp.
MVB is a financial holding company headquartered in Fairmont, W.Va. Through its subsidiary, MVB Bank, Inc., and the bank’s subsidiary, MVB Mortgage, the company provides financial services to individuals and corporate clients in the Mid-Atlantic region.
The OTCQB is a market tier operated by the OTC Market Group Inc., for over-the-counter traded companies that are current in their reporting with a U.S. regulator.
For more information, please visit ir.mvbbanking.com.

Forward-Looking Statements
All statements other than statements of historical fact included herein are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. Such information involves risks and uncertainties that could result in the actual results of MVB Financial Corp. (the "Company") differing materially from those projected in the forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or other similar terms or expressions. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to: (i) the Company may incur loan losses due to negative credit quality trends in the future that may lead to deterioration of asset quality; (ii) the Company may incur increased charge-offs in the future; (iii) the Company could have adverse legal actions of a material nature; (iv) the Company may face competitive loss of customers; (v) the Company may be unable to manage its expense levels; (vi) the Company may have difficulty retaining key employees; (vii) changes in the interest rate environment may have results on the Company's operations materially different from those anticipated by the Company's market risk management functions; (viii) changes in general economic conditions and increased competition could adversely affect the Company's operating results; (ix) changes in other regulations, government policies, and application of regulations affecting bank holding companies and their subsidiaries, including changes in monetary policies, may negatively impact the Company's operating results and that could negatively impact or preclude current and future acquisition activities; (x) the effects of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Basel III may adversely affect the Company; (xi) the risk that the benefits from any acquisitions may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, the degree of competition in the geographic and business areas in which the Company operates and integration factors; (xii) diversion of management time on acquisition or diversified growth issues; and (xiii) other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made and, except as required by law, we do not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.